EXHIBIT 32.1

SECTION 906 CERTIFICATION OF
 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
OF GRAPHITE CORP.

In connection with the accompanying Annual Report on Form 10-K of Graphite Corp. for the year ended December 31, 2013, the undersigned, Brian Goss, President and Chief Executive Officer of Graphite Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-K for the year ended December 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K for the year ended December 31, 2013 fairly presents, in all material respects, the financial condition and results of operations of Graphite Corp.

Date: April 4, 2014	/s/ Brian Goss
Brian Goss
President and Chief Executive Officer, Chief Financial Officer, and Treasurer (and principal financial officer and principal accounting officer)